Exhibit 10.36

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS

BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS

DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE

REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 18, 2024 (the “First Amendment Effective Date”), is entered into by and among enGene Holdings Inc., a public corporation continued under the laws of British Columbia (“Holdings”), enGene Inc., a corporation organized under the laws of Canada (“enGene”), and Engene USA, Inc., a Delaware corporation (“enGene USA”), and each of their Subsidiaries (collectively referred to as, jointly and severally, the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Existing Loan Agreement (and collectively referred to as the “Lenders”) that are party hereto and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent, collateral agent and hypothecary representative for itself and the Lenders (in such capacities, the “Agent”).

A.
Borrower, Lenders and Agent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of December 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time to date, the “Existing Loan Agreement” and the Existing Loan Agreement, as amended by this Amendment, the “Amended Loan Agreement”). Borrower, Lenders and Agent have agreed to certain amendments to the Existing Loan Agreement upon the terms and conditions more fully set forth herein.
SECTION 1
Definitions; Interpretation.
(a)
Defined Terms. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Amended Loan Agreement.
(b)
Rules of Construction. The rules of construction that appear in Section 1.3 of the Amended Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Existing Loan Agreement.
(a)
The Existing Loan Agreement shall be amended as follows effective as of the date hereof (except as otherwise noted):
(i)
The following defined terms are hereby added, in appropriate alphabetical order, or amended and restated, as applicable, in Section 1.1 of the Existing Loan Agreement, as set forth below:

““First Amendment” means that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of the First Amendment Effective Date, by and among Borrower, Lenders, and Agent.

“First Amendment Effective Date” means December 18, 2024.”

(ii)
Sections 2.2(a)(ii) and 2.2(a)(iii) of the Existing Loan Agreement is hereby amended and restated to read as follows:

“(ii) Tranche 2. Subject to the terms and conditions of this Agreement and subject to the achievement of the Interim Milestone, prior to the First Amendment Effective Date, Borrower may request and each Lender shall severally (and not jointly) make, in an amount not to exceed its respective Tranche 2 Commitment, an additional Term Loan Advance in an aggregate amount up to

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<NUM>>.<<VER>> PRESERVELOCATION 1612278539.2

Seven Million Five Hundred Thousand Dollars ($7,500,000) (the “Tranche 2 Advance”); provided that the parties hereto agree that the Term Commitments in respect of the Tranche 2 Commitment shall be immediately reduced to Zero Dollars ($0.00) as of the First Amendment Effective Date.

(iii) Tranche 3. Subject to the terms and conditions of this Agreement, Borrower may request and the Lenders shall severally (and not jointly) make in each case, continuing through the Amortization Date and conditioned on approval by Lenders’ investment committee in its sole and unfettered discretion, one or more additional Term Loan Advances in minimum increments of Five Million Dollars ($5,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(iii)) in an aggregate principal amount up to (x) prior to the First Amendment Effective Date, Twenty Million Dollars ($20,000,000) and (y) from and after the First Amendment Effective Date, Twenty-Seven Million Five Hundred Dollars ($27,500,000) (the “Tranche 3 Advance”).”

(iii)
Section 7.1 of the Existing Loan Agreement is hereby amended by amending the penultimate paragraph thereof in its entirety and replacing it with the following:

“The executed Compliance Certificate, and all Financial Statements required to be delivered pursuant to clauses (a), (b), (c), (d) and (f) shall be sent per instructions (i) specified in Addendum 5 or (ii) otherwise provided by Agent to Borrower via written notice from time to time.”

(iv)
Sections 11.2(a) and 11.2(b) of the Existing Loan Agreement are hereby amended and restated to read as follows:

“(a) If to Agent:

HERCULES CAPITAL, INC.
[***]

(b) If to the Lenders:

HERCULES CAPITAL, INC.
[***]

(v)
A new Addendum 5 to the Existing Loan Agreement is hereby inserted immediately following Addendum 4 to the Existing Loan Agreement as set forth on Addendum 5 attached hereto.
(vi)
Schedule 1.1 of the Existing Loan Agreement is hereby replaced with Schedule 1.1 attached hereto.
(b)
References Within Amended Loan Agreement. Each reference in the Amended Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Amended Loan Agreement. This Amendment shall be a Loan Document. Any failure by Borrower to perform any obligation under this Amendment shall constitute an Event of Default under the Amended Loan Agreement.
SECTION 3
Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to satisfaction of each of the following conditions precedent:
(a)
Agent shall have received this Amendment, executed by Agent, Lenders, and Borrower;
(b)
immediately after giving effect to this Amendment, the representations and warranties contained in Section 4 hereof shall be true and correct on and as of the First Amendment Effective Date as though made on and as of such date; and

(c)
there exist no Events of Default or events that, with the passage of time, could result in an Event of Default.
SECTION 4
Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof and immediately after giving effect to this Amendment, (a) that the representations and warranties made by it in Section 5 of the Amended Loan Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date); provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and (b) that there has not been and there does not exist a Material Adverse Effect.
SECTION 5
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Existing Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Borrower hereby reaffirms the security interest granted pursuant to the Loan Documents and hereby reaffirms that such grant of security in the Collateral granted as of the Closing Date continues without novation and secures all Secured Obligations under the Amended Loan Agreement and the other Loan Documents. Borrower acknowledges and agrees that it does not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Existing Loan Agreement and the other Loan Documents, or the enforcement of any of the terms or conditions thereof.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3 hereof, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
(c)
Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors and assigns, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Existing Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto (collectively, the “Released Claims”). Borrower waives the provisions of California Civil Code section 1542, which states:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. The provisions of this section shall survive payment in full of the Secured Obligations, full performance of all the terms of this Amendment and the other Loan Documents.

In addition to the release contained above, and not in limitation thereof, Borrower hereby agrees that it will never prosecute, nor voluntarily aid in the prosecution of, any action or proceeding relating to the Released Claims, whether by claim, counterclaim or otherwise. If, and to the extent that, any of the Released Claims are, for any reason whatsoever, not fully, finally and forever released and discharged pursuant to the terms above, Borrower hereby absolutely and unconditionally grants, sells, bargains, transfers, assigns and conveys to Agent all of the Released Claims and any proceeds, settlements and distributions relating thereto.

(d)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(f)
Governing Law. This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(g)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(h)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(i)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(j)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(k)
Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Existing Loan Agreement and the other Loan Documents, the terms and conditions of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

ENGENE HOLDINGS INC.

Signature: /s/ Ryan Daws____________

Print Name: Ryan Daws

Title: Chief Financial Officer

ENGENE INC.

Signature: /s/ Ryan Daws____________

Print Name: Ryan Daws

Title: Chief Financial Officer

ENGENE usa INC.

Signature: /s/ Ryan Daws____________

Print Name: Ryan Daws

Title: Chief Financial Officer

[Signature Page to First Amendment to Amended and Restated Loan and Security Agreement]

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<NUM>>.<<VER>> PRESERVELOCATION 1612278539.2

AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Prentis Robinson III______

Print Name: Prentis Robinson III

Title: Associate General Counsel

LENDERS:

HERCULES CAPITAL, INC.

Signature: /s/ Prentis Robinson III______

Print Name: Prentis Robinson III

Title: Associate General Counsel

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: Hercules Adviser LLC, its Investment Adviser

Signature: /s/ Prentis Robinson III______

Print Name: Prentis Robinson III

Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Loan and Security Agreement]

ADDENDUM 5 to LOAN AND SECURITY AGREEMENT

Delivery Instructions

The Compliance Certificate shall be uploaded and executed via [***]1. All other financial reports required to be furnished to Agent pursuant to Section 7.1 shall be submitted via [***].

The Compliance Certificate and other financial reports required to be furnished to Agent pursuant to Section 7.1 may be sent to [***] with a copy to [***], should access to [***] be temporarily unavailable.

1 All references to [***] shall be interpreted as the Portfolio Management Software currently in use by Agent. [***] can be reached at the following URL: [***]

SCHEDULE 1.1

COMMITMENTS

LENDERS	TRANCHE 1 COMMITMENT	TRANCHE 2 COMMITMENT	TRANCHE 3 COMMITMENT	TOTAL COMMITMENT
Hercules Capital, Inc.	$15,750,000	$0	$27,500,000	$43,250000
Hercules Private Global Venture Growth Fund I L.P.	$6,750,000	$0	$0	$6,750,000
TOTAL COMMITMENTS	$22,500,000	$0	$27,500,000	$50,000,000